EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of YUS International Group Limited (the "Company") on Form 10-Q for the year ended June 30, 2018 (the "Report"), I, Ho Kam Hang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: May 31, 2019By: /s/ Ho Kam Hang

Ho Kam Hang

Chief Executive Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes- Oxley Act of 2002, be deemed filed by the Company for the purposes of s. 18 of the Securities Exchange Act of 1934, as amended.